Filed pursuant to 497(e)
File Nos.
033-68666
and
811-08004
AMG FUNDS IV
AMG River Road Long-Short Fund
Supplement dated August 13, 2021 to the Prospectus, dated February 1, 2021
The following information supplements and supersedes any information to the contrary relating to
AMG River Road Long-Short Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.
At a special meeting held on August 12, 2021, shareholders of the Fund approved: (i) a change to the Fund’s fundamental investment objective; (ii) the redesignation of the Fund’s fundamental investment objective as non-fundamental;
(iii) the amendment of the Fund’s fundamental investment restriction with respect to borrowing; and (iv) a modified
“manager-of-managers”
structure for the Fund.
Effective as of August 16, 2021 (the “Implementation Date”): (i) the Fund will change its name from AMG River Road Long-Short Fund to AMG River Road International Value Equity Fund; (ii) the Fund will change its principal investment strategies, resulting in changes to its principal risks; and (iii) the Fund will replace its primary benchmark index with the MSCI EAFE Index and replace its secondary benchmark index with the MSCI EAFE Value Index.
Also effective as of the Implementation Date, the following fee changes for the Fund will take effect and will result in the overall reduction of the Fund’s net expenses ratios as compared with the Fund’s current fee structure: (i) the management fee for the Fund will be reduced from 0.85% to 0.53%; (ii) the Fund’s existing contractual expense limitation agreement with AMG Funds LLC (“AMGF”) will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.73% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fee waivers in place for Class N and Class I shares will be eliminated and the amount of shareholder servicing fees each of Class I and Class N shares of the Fund are authorized to pay to financial intermediaries will be decreased from 0.15% to 0.05%. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.
The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.
In addition, effective as of the Implementation Date, the Prospectus is amended as follows:
All references to AMG River Road Long-Short Fund are replaced with AMG River Road International Value Equity Fund. All references to Matthew W. Moran and Daniel Johnson as portfolio managers of the Fund are deleted and all references to the portfolio managers of the Fund shall refer to Wenjun (William) Yang, CFA, and Jeffrey B. Hoskins, CFA.
The section under “Summary of the Funds – AMG River Road Long-Short Fund” titled “Investment Objective” on page 11 is deleted and replaced with the following:
INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

The sections under “Summary of the Funds – AMG River Road Long-Short Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 11 are deleted and replaced with the following:
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee 1	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses 1	0.73%	0.73%	0.68%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses 2	1.53%	1.28%	1.23%
Fee Waiver and Expense Reimbursements 3	(0.48)%	(0.48)%	(0.48)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements 2,3	1.05%	0.80%	0.75%
1
Expense information has been restated to reflect current fees.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.
3
AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.73% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
EXPENSE EXAMPLE
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$107	$411	$765	$1,761
Class I	$82	$333	$632	$1,481
Class Z	$77	$318	$605	$1,424
The section titled “Summary of the Funds – AMG River Road Long-Short Fund – Principal Investment Strategies” beginning on page 11 is deleted and replaced with the following:
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in equity and equity equivalent securities of
non-U.S.
companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and equity equivalent securities. Equity and equity equivalent securities include, but are not limited to, common stock, convertible securities, preferred securities, real estate investment trusts (“REITs”), and publicly traded partnerships (“PTPs”), including, but not limited to, master limited partnerships (“MLPs”). In addition, under normal circumstances, the Fund invests at least 40% (or if conditions are not favorable, in the view of River Road, at least 30%) of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a
non-U.S.
issuer. The Fund considers a company to be a
non-U.S.
issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. The Fund may invest in securities of issuers located in any country, including developed and emerging market countries, directly and through depositary receipts. The Fund may invest up to 20% of its net assets in emerging market countries.
The Fund invests primarily in securities that River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), believes are undervalued. Value investing involves buying stocks that River Road believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value
®
approach, which seeks to generate attractive, sustainable, low volatility returns over the long term, with an emphasis on minimizing downside portfolio risk.
The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value
®
approach is a systematic method for assessing the
‘risk-to-reward’
characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). A stock’s conviction rating combined with its discount to value determine not only whether the stock qualifies for investment, but also what portion of the Fund’s assets will be invested in the stock.
The Subadviser employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.
Under normal conditions, the Fund intends to invest its assets in equity securities of a limited number of securities or issuers.
The section titled “Summary of the Funds – AMG River Road Long-Short Fund – Principal Risks” beginning on page 12 is revised remove “Short Sales Risk,” “Sector Risk,” “Derivatives Risk,” “Exchange-Traded Fund Risk,” “High Cash Balance Risk,” and
“Non-Diversified
Fund Risk” as principal risks of the Fund and to add the following as principal risks of the Fund:

Emerging Markets Risk
—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.
Focused Investment Risk
—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.
Large-Capitalization Stock Risk
—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small-or
mid-capitalization
companies.
Also with respect to the section titled “Summary of the Funds – AMG River Road Long-Short Fund – Principal Risks” beginning on page 12, the principal risks shall appear in the following order: Market Risk; Foreign Investment Risk; Currency Risk; Management Risk; Value Stock Risk; Convertible Securities Risk; Emerging Markets Risk; Focused Investment Risk; High Portfolio Turnover Risk; Large-Capitalization Stock Risk; Liquidity Risk; Master Limited Partnership Risk; PTP Risk; Real Estate Industry Risk; and Small- and
Mid-Capitalization
Stock Risk.
The section titled “Summary of the Funds – AMG River Road Long-Short Fund – Performance” on page 14 is revised to reflect that, as of the Implementation Date, the Fund changed its name to “AMG River Road International Value Equity Fund,” adopted its current investment strategies and began comparing its performance to the MSCI EAFE Index and MSCI EAFE Value Index. The Fund’s performance information for periods prior to that date reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.
The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG River Road Long-Short Fund – Performance” on page 14 is supplemented with the following information for the MSCI EAFE Index and MSCI EAFE Value Index, which replaced the Russell 3000
®
Index and 50% Russell 3000
®
Index/50% ICE BofAML
0-3
Month US Treasury Bill Index as the Fund’s primary and secondary benchmarks, respectively, on the Implementation Date because the Investment Manager and Subadviser believe the new benchmarks are more representative of the Fund’s current investment strategies.
Average Annual Total Returns as of 12/31/20

AMG River Road International Value Equity Fund	1 Year	5 Years	Since Inception
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	7.82%	7.45%	4.71	% 1
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	-2.63%	4.20%	2.41	% 1
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	7.82%	7.45%	6.21	% 2
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	-2.63%	4.20%	3.57	% 2
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	7.82%	7.45%	5.28	% 3
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	-2.63%	4.20%	-0.17	% 3
1
Index performance shown reflects performance since the inception date of the Fund’s Class N shares on May 4, 2011.

2
Index performance shown reflects performance since the inception date of the Fund’s Class I shares on March 4, 2013.
3
Index performance shown reflects performance since the inception date of the Fund’s Class Z shares on September 29, 2017.
The section titled “Summary of the Funds – AMG River Road Long-Short Fund – Portfolio Management – Portfolio Managers” on page 14 is revised to reflect that Wenjun (William) Yang, CFA, Vice President and Portfolio Manager of River Road, and Jeffrey B. Hoskins, CFA, Associate Portfolio Manager and Senior ESG Specialist of River Road, have each been a Portfolio Manager of the Fund since the Implementation Date.
The section titled “Additional Information About the Funds – AMG River Road Long-Short Fund – Additional Information About the Fund’s Principal Investment Strategies” beginning on page 28 is deleted and replaced with the following:
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in equity and equity equivalent securities of
non-U.S.
companies. Equity and equity equivalent securities include, but are not limited to, common stock, convertible securities, preferred securities, REITs, and PTPs, including, but not limited to, MLPs. The Fund invests primarily in securities that River Road believes are undervalued. Value investing involves buying stocks that River Road believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value
®
approach, which seeks to generate attractive, sustainable, low volatility returns over the long term, with an emphasis on minimizing downside portfolio risk.
The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value
®
approach is a systematic method for assessing the
‘risk-to-reward’
characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). A stock’s conviction rating combined with its discount to value determine not only whether the stock qualifies for investment, but also what portion of the Fund’s assets will be invested in the stock.
The Subadviser employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.
The Fund may also invest in other convertible securities, preferred stocks, royalty income trusts, Rule 144A securities, and U.S. government securities, including U.S. government agency securities.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and equity equivalent securities. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.
The first and third paragraphs in the section titled “Additional Information About the Funds – AMG River Road Long-Short Fund – Additional Information About the Fund’s Expenses and Performance” beginning on page 29 are deleted and replaced with the following:
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.05% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year
based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing a Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.73% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 35 is revised to remove “Short Sales Risk,” “Sector Risk,” “Derivatives Risk,” “Exchange-Traded Fund Risk,” “High Cash Balance Risk,” and
“Non-Diversified
Fund Risk” as principal risks of the Fund, to reflect that “Focused Investment Risk” is a principal risk of the Fund and to add the following as principal risks of the Fund:
EMERGING MARKETS RISK
Investments in emerging markets involve all of the risks of foreign investments (see Foreign Investment Risk), and also have additional risks. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subject to increased economic, political, or regulatory uncertainties. The markets of developing countries may be more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.
LARGE-CAPITALIZATION STOCK RISK
Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

The following is added in the section titled “Additional Information About the Funds – Other Important Information and the Funds and Their Investment Strategies and Risks – Investment Objectives” on page 39:
Notwithstanding the foregoing, AMG River Road International Value Equity Fund’s investment objective may be changed without shareholder approval and without prior notice.
In the section titled “Additional Information About the Funds – Fund Management” beginning on page 39, the following is added to the end of third paragraph:
Notwithstanding the foregoing, pursuant to an exemptive order issued by the SEC, AMG River Road International Value Equity Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of the Fund and selects and recommends to the Fund’s Board of Trustees investment subadvisers to manage the Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by AMG River Road International Value Equity Fund’s Board of Trustees but without shareholder approval, to hire or change the contract terms of subadvisers for the Fund. In addition, subject to approval by the SEC of an amendment to AMG River Road International Value Equity Fund’s exemptive order, the Fund may disclose fees paid to subadvisers on an aggregate, rather than individual, basis. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Shareholders of AMG River Road International Value Equity Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.
In the section titled “Additional Information About the Funds – Fund Management” beginning on page 39, the first sentence of the fifth paragraph is deleted and replaced with the following:
Each of AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road International Value Equity Fund, AMG River Road
Small-Mid
Cap Value Fund and AMG River Road Small Cap Value Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.60%, 0.60%, 0.53%, 0.75% and 0.80%, respectively, of the average daily net assets of each Fund.
In the section titled “Additional Information About the Funds – Fund Management – Portfolio Management” beginning on page 41, the information relating to AMG River Road Long-Short Fund is revised to reflect that Wenjun (William) Yang, CFA, and Jeffrey B. Hoskins, CFA, have each been a Portfolio Manager of the Fund since the Implementation Date. Mr. Yang serves as Vice President at River Road and serves as a portfolio manager for River Road’s International portfolios. Prior to joining River Road in 2016, he served as Senior Portfolio Manager at Boston Private Wealth LLC. Additionally, he served as Manager of the investment banking division and Equity Research Analyst in the securities research division at Shenyin & Wanguo Securities Co. Ltd. Mr. Yang holds a B.S. in Engineering from Shanghai Jiao Tong University, an M.S. in Economics from Shanghai Institute of Foreign Trade, and an M.B.A. from Texas Christian University’s Neeley School of Business. He earned the Chartered Financial Analyst
®
designation in 2004 and is a member of the CFA Institute and CFA Society Louisville. Mr. Hoskins serves as an Associate Portfolio Manager for River Road’s International portfolios. In this capacity, he continues to maintain select analyst responsibilities and serves as analyst support for other firm strategies. Additionally, he serves as Senior ESG Specialist, leading River Road’s ESG research and principles implementation efforts. Prior to joining River Road in 2013, he worked at BMO Capital Markets where his research covered the Media/Entertainment and Gaming industries. Mr. Hoskins’ experience includes various positions at The Seidler Cos. Inc. and SunTrust Equitable Securities. Mr. Hoskins graduated from Vanderbilt University with a B.A. in United States History and an M.B.A. with concentrations in Finance and Accounting. He earned the Chartered Financial Analyst
®
designation in 2000 and is a member of the CFA Institute. Additionally, he is a member of the CFA Society Louisville and a past member of its board of directors.
The following is added to the section titled “Shareholder Guide – Choosing a Share Class – Class N Shares” on page 44 and replaces any different information in the section with respect to the shareholder servicing fees payable by the Fund:

Shareholders of Class N shares may bear shareholder servicing fees of up to 0.05% with respect to AMG River Road International Value Equity Fund for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies.
The following is added to the section titled “Shareholder Guide – Choosing a Share Class – Class I Shares” on page 44 and replaces any different information in the section with respect to the shareholder servicing fees payable by the Fund:
Shareholders of Class I shares may bear shareholder servicing fees of up to 0.05% with respect to AMG River Road International Value Equity Fund for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies.
The following is added to the third paragraph of the section titled “Shareholder Guide – Investing Through an Intermediary” beginning on page 44 and replaces any different information in the section with respect to the shareholder servicing fees payable by the Fund:
Class N and Class I shares of AMG River Road International Value Equity Fund are each authorized to pay shareholder servicing fees at a rate of up to 0.05% of the Fund’s average daily net assets with respect to such share class.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)
File Nos.
033-68666
and
811-08004
AMG FUNDS IV
AMG River Road Long-Short Fund
Supplement dated August 13, 2021 to the Statement of Additional Information, dated February 1, 2021
The following information supplements and supersedes any information to the contrary relating to
AMG River Road Long-Short Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Statement of Additional Information (the “SAI”), dated as noted above.
At a special meeting held on August 12, 2021, shareholders of the Fund approved: (i) a change to the Fund’s fundamental investment objective; (ii) the redesignation of the Fund’s fundamental investment objective as non-fundamental;
(iii) the amendment of the Fund’s fundamental investment restriction with respect to borrowing; and (iv) a modified
“manager-of-managers”
structure for the Fund.
Effective as of August 16, 2021 (the “Implementation Date”): (i) the Fund will change its name from AMG River Road Long-Short Fund to AMG River Road International Value Equity Fund; (ii) the Fund will change its principal investment strategies, resulting in changes to its principal risks; and (iii) the Fund will replace its primary benchmark index with the MSCI EAFE Index and replace its secondary benchmark index with the MSCI EAFE Value Index.
Also effective as of the Implementation Date, the following fee changes for the Fund will take effect and will result in the overall reduction of the Fund’s net expenses ratios as compared with the Fund’s current fee structure: (i) the management fee for the Fund will be reduced from 0.85% to 0.53%; (ii) the Fund’s existing contractual expense limitation agreement with AMG Funds LLC (“AMGF”) will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.73% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fee waivers in place for Class N and Class I shares will be eliminated and the amount of shareholder servicing fees each of Class I and Class N shares of the Fund are authorized to pay to financial intermediaries will be decreased from 0.15% to 0.05%. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.
The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain U.S. Federal Income Tax Matters” for further information.
In addition, effective as of the Implementation Date, the SAI is amended as follows:
All references to AMG River Road Long-Short Fund are replaced with AMG River Road International Value Equity Fund. All references to Matthew W. Moran and Daniel Johnson as portfolio managers of the Fund are deleted and all references to the portfolio managers of the Fund shall refer to Wenjun (William) Yang, CFA, and Jeffrey B. Hoskins, CFA.
The
sub-section
titled “Additional Investment Policies – Investment Techniques and Associated Risks – (3) Borrowing” beginning on page 4 is revised to reflect that the Fund may borrow up to 33 1/3% of its total assets through an interfund lending program with other eligible funds in the AMG Funds Complex and that the Trust, on behalf of the Fund, has entered into a master interfund lending agreement that would allow the Fund to borrow, for temporary purposes only, from other eligible funds in the AMG Fund Complex, subject to the

Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by any applicable exemptive order or other relief.
The following is added at the end of the
sub-section
titled “Additional Investment Policies – Investment Techniques and Associated Risks – (10) Emerging Market Securities” beginning on page 23:
Greater China
.
A Fund may purchase or obtain investment exposure to renminbi-denominated securities traded on exchanges located in the People’s Republic of China (“PRC”), such as equity securities traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China
A-Shares”),
through a variety of mutual market access programs (collectively, “China Connect”) that enable foreign investment in PRC exchange-traded securities via investments made in Hong Kong or other locations that may in the future have China Connect programs with the PRC. Examples of China Connect programs include the Shanghai-Hong Kong Stock Connect and the
Shenzhen-Hong
Kong Stock Connect Program. The Fund may also invest indirectly in China
A-Shares
through China A Shares Access Products (“CAAPs”), such as participatory notes, and/or through collective investment schemes directly investing in China
A-Shares
through qualified foreign institutional investors (“QFIIs”) or Renminbi QFIIs (“RQFIIs”).

The Fund may also invest in other investments including “H shares” of companies incorporated in Mainland China and listed on the Hong Kong Stock Exchange and other foreign exchanges. Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. If a Fund rebalances across both exchanges, the Fund must trade out of stocks listed on one exchange with a broker and trade into stocks on the other exchange with a separate broker. As a result, the Fund may incur additional fees.
Investments in Chinese securities are subject to various risks. In particular, the PRC exchanges have lower trading volumes, the market capitalizations of companies listed on these exchanges are generally smaller, the securities listed on these exchanges are less liquid and may experience materially greater volatility, and government supervision and regulation of the PRC securities markets are less developed than in the United States and other developed markets. The PRC government continues to exercise significant control over the PRC’s economy, and any changes to existing policies and new reform-oriented policies and measures, which are often unprecedented or experimental, could negatively impact the Fund’s investments in Chinese securities. The PRC government has frequently and significantly intervened in domestic securities markets, in particular the markets for China
A-Shares,
and may do so in the future. These interventions may be introduced suddenly and in response to market conditions. Measures have included price supports, bans on short selling and limits and bans on selling securities in general. These measures may not have the desired effect and may have a negative impact on a Fund’s PRC investments. As a result of these measures, from time to time, a Fund may not be able to sell securities of PRC companies at the desired time or price, and quoted prices for securities of PRC companies may not reflect actual market prices. The PRC government has also implemented, and may implement in the future, various measures to control inflation, which if unsuccessful, may negatively impact the PRC economy. The PRC legal system is still developing, and laws, regulations (including those allowing QFIIs to invest in China
A-Shares),
government policies and the political and economic climate in the PRC may change with little or no advance notice. Any such change could adversely affect market conditions. The QFII rules provide the China Securities Regulatory Commission and the State Administration of Foreign Exchange of China wide discretion to interpret them, leaving a considerable amount of uncertainty. The application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of a Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns. Some PRC companies may have less-established shareholder governance and disclosure standards. Accounting, auditing, financial and other reporting standards, practices and disclosure requirements applicable to PRC companies are different, sometimes in fundamental ways, from those applicable to companies in the United States and other developed markets.
China Stock Connect Programs
. The risks noted here are in addition to the risks described above. There are significant risks inherent in investing in China
A-Shares
through China Connect. The China Connect programs are relatively new. There can be no assurance that China Connect programs will not be discontinued without advance notice or that future developments will not restrict or adversely affect a Fund’s investments or returns through China Connect. The less developed state of PRC’s investment and banking systems with respect to foreign investment subjects the settlement, clearing, and registration of China
A-Shares
transactions to heightened risks. China Connect program restrictions could also limit the ability of a Fund to sell its China
A-Shares
in a timely manner, or to sell them at all. For instance, China Connect programs involving Hong Kong can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if Hong Kong markets are closed but China Connect Securities are trading in the PRC, or where China Connect programs are closed for extended periods of time because of subsequent Hong Kong and PRC holidays (or for other reasons), a Fund may not be able to dispose of its China
A-Shares
when it wants to in a timely manner, which could adversely affect the Fund’s performance or ability to meet its investment objective. A Fund’s investments in China
A-Shares
may only be traded through the relevant China Connect program and are not otherwise transferable.
Investments in eligible China
A-Shares
through China Connect programs are subject to trading, clearance and settlement procedures that could increase the risk of loss to a Fund and/or affect the Fund’s ability to effectively pursue its investment strategy, such as the prohibition on same day (turnaround) trading through China Connect programs. If an account buys China
A-Shares
on day “T,” the investor will only be able to sell the securities on or after day T+1. China
A-Shares
currently eligible for trading under a China Connect program may also lose such designation. Further, all China
A-Shares
trades must be settled in renminbi (“RMB”), which requires a Fund to have timely access to a reliable supply of RMB in Hong Kong, which cannot be assured.
China Connect is subject to certain restrictions that create additional operational risks. Settlement of China
A-Shares
occurs on T+0, which could subject a Fund to additional risk of failed trades, errors, or penalties. Under certain arrangements, investment in China
A-Shares
through China Connect is available only through a single broker that is an affiliate of the Fund’s sub-custodian,
which means that the Fund cannot trade through another broker even if it believes it could achieve better quality of execution by doing so. Additionally, China Connect is subject to daily quota limits on purchases of China
A-Shares.
Once the daily quota is reached, orders to purchase additional China
A-Shares
through China Connect will be rejected. Investment quotas are subject to change, and although the current quotas do not place limits on sales of China
A-Shares
through China Connect programs, there can be no guarantee that capital controls would not be implemented that could adversely affect a Fund’s ability to remove money out of China and use it for other purposes, including to meet redemptions.
China
A-Shares
purchased through a China Connect program are held through a nominee structure by a Hong Kong-based depository as nominee (the “Nominee”) on behalf of investors. Thus, a Fund’s investments will be registered on the books of the PRC clearinghouse in the name of a Hong Kong clearinghouse, and on the books of a Hong Kong clearinghouse in the name of the Fund’s Hong Kong sub-custodian,
and may not be clearly designated as belonging to the Fund. The precise nature and rights of a Fund as the beneficial owner of China
A-Shares
through the Nominee is not well defined under PRC law and it is not yet clear how such rights will be recognized or enforced under PRC law. If PRC law does not fully recognize a Fund as the beneficial owner of its China
A-Shares,
this may limit the ability of the Subadviser to effectively manage the Fund. The use of the nominee system also exposes a Fund to the credit risk of its sub-custodian
and the depository intermediaries, and to greater risk of expropriation. Different fees, costs and taxes are imposed on foreign investors acquiring China
A-Shares
through China Connect programs, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. Furthermore, the securities regimes and legal systems of the PRC and Hong Kong differ significantly from each other and issues may arise based on these differences. Loss of Hong Kong independence or legal distinctiveness, for example, related to the Hong Kong protests that started in 2019, could undermine significant benefits of the China Connect programs. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on investments made through China Connect programs, and thus could adversely impact the Funds investing through China Connect programs.

PRC Tax Risk
. A Fund’s investments in China
A-Shares
will be subject to PRC tax rules, the application of many of many of which is uncertain. PRC taxes that may apply to a Fund’s investments include withholding taxes on dividends and interest earned by the Fund, withholding taxes on capital gains, corporate income tax, value added tax and stamp tax.
The PRC generally imposes withholding income tax at a rate of 10% on dividends, royalties, interest, and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in the PRC. The withholding is in general made by the relevant PRC tax resident company making such payments. The State Administration of Taxation has confirmed the application to QFIIs and RQFIIs of the withholding income tax on dividends, premiums and interest. In the event the relevant PRC tax resident company fails to withhold the relevant PRC withholding income tax or otherwise fails to pay the relevant withholding income tax to the PRC tax authorities, the appropriate PRC tax authorities may, at their sole discretion, impose tax obligations on the Fund.
The PRC tax authorities issued a notice on November 14, 2014 (“Notice 79”) stating that QFIIs and RQFIIs (without an establishment or place of business in the PRC or without income that is effectively connected with such an establishment or place) are temporarily exempt from corporate income tax on gains derived from the trading of PRC equity investments, including China
A-Shares,
effective from November 17, 2014. Another notice (“Notice 81”), issued on the same day by the PRC tax authorities, states that the capital gain from disposal of China
A-Shares
by foreign investor enterprises via the China Connect program are temporarily exempt from income tax withholding. Notice 81 also states that the dividends derived from China
A-Shares
by foreign investor enterprises are subject to 10% withholding income tax.
There is no indication of how long these temporary exemptions will remain in effect and a Fund may be subject to addition PRC income taxes in the future. If, in the future, the PRC begins applying tax rules regarding the taxation of income from China
A-Shares
investment to QFIIs and RQFIIs or investments through the China Connect program or begins collecting capital gains taxes on such investments, the Funds could be subject to withholding income tax liability to the extent that any presumptive liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability on a Fund’s return could be substantial.
If a Fund were considered to be a tax resident of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-resident
enterprise with an “establishment” in the PRC, it would be subject to PRC corporate income tax of 25% on the profits attributable to the establishment. The Funds do not expect to be treated as a tax resident of the PRC and or as having an establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion or that changes in PRC tax law could affect the PRC income tax status of the Funds.
Existing guidance provides a temporary value added tax exemption for QFIIs and RQFIIs in respect of their gains derived from the trading of PRC securities. Since there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such value added taxes (and applicable surtaxes), which may be imposed in the form of a withholding tax, in the future. Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of China
A-Shares
traded on PRC stock exchanges.
The PRC rules for taxation of RQFIIs, QFIIs and the China Connect program are evolving and certain of the tax regulations to be issued by the PRC tax authorities to clarify the subject matter may adversely affect the Fund and its shareholders. The applicability of reduced treaty rates of withholding in the case of an RQFII acting for a foreign investor such as the Funds is also uncertain. The imposition of any such taxes, including retroactively, could have a significant adverse effect on a Fund’s returns. The taxation of RQFIIs, QFIIs and China Connect transactions may differ from, or be applied in a manner inconsistent with the practices described in this prospectus. The value of a Fund’s investments in the PRC and the amount of its income and gains could be adversely affected by an increase in tax rates or change in PRC tax laws.
Any PRC tax liability incurred by a swap counterparty may be passed on to the Funds. When a Fund sells a swap on China
A-Shares,
the sale price due to the Fund may be reduced by the RQFII’s tax liability.

The above information is only a summary of the potential PRC tax consequences that may affect the Funds and their investors either directly or indirectly and is not intended to be taken as a definitive, authoritative or comprehensive statement of PRC tax law applicable to the Funds. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
The last sentence of the first paragraph of the
sub-section
titled “Additional Investment Policies – Investment Techniques and Associated Risks – (19) Interfund Lending” beginning on page 30 is deleted and replaced with the following:
The Focused Absolute Value Fund is not currently eligible to participate in the interfund lending program as a borrower based on such Fund’s fundamental investment restriction with respect to borrowing.
The section titled “Additional Investment Policies – Investment Techniques and Associated Risks” beginning on page 2 is revised to add the following additional types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law:
Participatory Notes and
Non-Standard
Warrants
A Fund may use
non-standard
warrants, including participatory notes
(“P-Notes”),
to gain exposure to issuers in certain countries.
P-Notes
are a type of equity-linked derivative that generally are traded OTC and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with
non-U.S.-based
brokerage firms buy securities listed on certain foreign exchanges and then issue
P-Notes
which are designed to replicate the performance of certain issuers and markets. The performance results of
P-Notes
will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a
P-Note
that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a
P-Note
typically does not receive voting or other rights as it would if it directly owned the underlying security, and
P-Notes
present similar risks to investing directly in the underlying security. Additionally,
P-Notes
entail the same risks as other OTC derivatives. These include the risk that the counterparty or issuer of the
P-Note
may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while
P-Notes
may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a
P-Note
will be willing to repurchase such instrument when a Fund wishes to sell it.
The first paragraph of the section titled “Additional Investment Policies” on page 2 is amended to reflect that the Fund is a diversified series of the Trust.
The section titled “Additional Investment Policies – Diversification Requirements for the Funds” beginning on page 49 is amended to reflect that the Fund intends to meet the diversification requirements of the 1940 Act as in effect from time to time.
In the section titled “Additional Investment Policies – Fundamental Investment Restrictions – Fundamental Investment Restrictions of AMG River Road Long-Short Fund” on page 54, the ninth fundamental investment restriction is deleted and the following is added as a fundamental investment restriction of the Fund:
The Fund may:
(1) Borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

The following is added to the last paragraph of the section titled “Management of the Funds – Investment Management and Subadvisory Agreements” beginning on page 78:
Notwithstanding the foregoing, the Trust may rely on an exemptive order from the SEC that permits the Investment Manager, subject to certain conditions and oversight by the Board of Trustees, to enter into subadvisory agreements for AMG River Road International Value Equity Fund with subadvisers approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a
90-day
notification requirement discussed below) and approval by the Board of Trustees but without shareholder approval, to hire subadvisers for AMG River Road International Value Equity Fund, change the terms of a subadvisory agreement for a subadviser, or continue the employment of a subadviser after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of a subadviser. In addition, subject to approval by the SEC of an amendment to AMG River Road International Value Equity Fund’s exemptive order, the Fund may disclose fees paid to subadvisers on an aggregate, rather than individual, basis. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of AMG River Road International Value Equity Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. The Investment Manager may not change a subadviser to AMG River Road International Value Equity Fund without approval of the Board of Trustees and, to the extent required by the 1940 Act, shareholder approval.
The following replaces similar disclosure in the table in the first paragraph in the section titled “Management of the Funds – Compensation of the Investment Manager and the Subadviser” beginning on page 81:

Fund	Investment Management Fee
AMG River Road International Value Equity Fund	0.53%
In the section titled “Management of the Funds – Portfolio Managers of the Funds – AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road
Small-Mid
Cap Value Fund and AMG River Road Small Cap Value Fund – River Road Asset Management, LLC (“River Road”) – Other Accounts Managed by the Portfolio Managers” beginning on page 85, the information relating to Messrs. Moran and Johnson is deleted and replaced with the following, which is as of May 31, 2021:

Portfolio Manager : Wenjun (William) Yang, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	9	$9	None	$0

Portfolio Manager : Jeffrey B. Hoskins, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	9	$9	None	$0
The section titled “Management of the Funds – Portfolio Managers of the Funds – AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road
Small-Mid
Cap Value Fund and AMG River Road Small Cap Value Fund – River Road Asset Management, LLC (“River Road”) – Portfolio Manager Compensation” on page 88 is deleted and replaced with the following:
Portfolio Manager Compensation
Compensation for portfolio managers includes an annual fixed base salary and a potential performance-based bonus. Each of Messrs. Akin, Beck, Forsha, Johnson, McIntosh, Moran, Sanders and Shircliff also own equity in the firm, which entitles them to a portion of the firm’s profits.
In the section titled “Management of the Funds – Portfolio Managers of the Funds – AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road
Small-Mid
Cap Value Fund and AMG River Road Small Cap Value Fund – River Road Asset Management, LLC (“River Road”) – Portfolio Managers’ Ownership of Fund Shares” on page 88, the information relating to the Fund is deleted and replaced with the following, which is as of May 31, 2021:
AMG River Road International Value Equity Fund
Mr. Yang: None
Mr. Hoskins: $50,001–$100,000
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE